October 15, 2002

                         DREYFUS FOUNDERS BALANCED FUND
                       CLASS A, B, C, R AND T PROSPECTUS

                            Supplement to Prospectus
                               dated May 1, 2002
                          (as previously supplemented)

As a result of the small asset size of the Fund's Class R and Class T share classes, the allocation of certain Fund expenses to these classes has caused their expense ratios to become unusually high. In order to help reduce the expenses paid by the Class R and Class T share classes, Founders has agreed to reimburse (or to cause its affiliates to reimburse) these share classes for certain transfer agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2003, and will not be terminated without prior notice to the Fund's Board of Directors.

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                                                                October 15, 2002

                          DREYFUS FOUNDERS FUNDS, INC.
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002
                          (as previously supplemented)

Fee Waivers and Expense Limitations

The section of the Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers - Investment Adviser - All Funds" is hereby amended on page 40 by adding the following paragraph before the paragraph captioned "Government Securities Fund":

        Balanced Fund

               Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Balanced Fund for certain transfer agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2003, and will not be terminated without prior notification to the Company's Board of Directors.